FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                     7/10/01


                             REDOX Technology Corp.
             (Exact name of registrant as specified in its charter)


                Delaware              033-22142-FW          55-0681106
                --------              ------------          ----------
     (State of Jurisdiction of       (File Number)           (Federal
   incorporation or organization)                          Identification
                                                              Number)



                     340 N. Sam Houston Pkwy. E., Suite 250
                              Houston, Texas 77060
                    ----------------------------------------
                     (Address of principal Executive Offices
                        and principal place of business)


                                 (281) 445-0020
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                 (281) 445-0022
                  --------------------------------------------
                  (Registrant's facsimile, including area code)

                                 ITEMS REPORTED

ITEM 5.

A press release was issued regarding the test results of our exclusively licensed software, ONSLRfx (formerly coded ONSLR e2001) of Business Applications Performance Corporation of Anta Clara, CA (known as BAPco) and this release was sent by facsimile transmission to various business and general news wire services (7/10/2001)

The test results from BAPco were also filed herein.

                (See Exhibits 99.1 and 99.2)

                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REDOX TECHNOLOGY CORP.
                                       (Registrant)



DATE:     7/11/01                   By:   /s/ Clifton Douglas
                                         ----------------------------
                                          Clifton Douglas
                                          Secretary/Director




EXHIBIT INDEX


               99.1 Press Release from ReDOX Technology Corporation (7/10/2001).
               99.2 BAPco Office Productivity Results